Company Presentation January 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,”
“plan,” “predict,” “project,” “should,” “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those expressed or implied by these forward-looking statements. In evaluating these statements, you should specifically consider the risks outlined in detail under the heading “Risk Factors” in our Annual
Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 23,
2010, as revised by the filing of our Current Report on Form 8-K on January 14, 2011, and under the heading “Risk Factors” on page 2 of our Registration Statement on Form S-3, filed with the SEC on
January 14, 2011, including, but not limited to, the following factors: general economic and business conditions affecting the lodging and travel industry, both nationally and locally, including a prolonged
U.S. recession; the need to operate as a REIT and comply with other applicable laws and regulations;
rising operating expenses; relationships with and requirements of franchisors and hotel brands;
relationships with and the performance of the managers of our hotels; the ground or air leases for 7 of the 32 hotels; our ability to complete acquisitions and dispositions; and competition for the acquisition of hotels. These factors may cause our actual events to differ materially from the expectations expressed or implied by any forward-looking statement. We do not undertake to update any forward-looking statement.
This presentation includes non-GAAP financial information that the issuer considers useful to investors as a key measure of operating performance. A reconciliation to U.S. GAAP can be found on the issuer's website at www.sunstonehotels.com.

Sunstone’s Mission and Vision
Mission
Sunstone is a hotel investment company focused on maximizing shareholder value through a comprehensive, cycle-appropriate approach to portfolio management.
Sunstone’s strategy is predicated on:
Acquiring upper-upscale hotels with nationally recognized brands in markets with high barriers to entry
Enhancing the value of our hotels through major capital projects and repositioning
Optimizing the performance of our portfolio through aggressive asset management
Recycling capital through opportunistic disposition of non-core assets
Maximizing financial flexibility and minimizing cost of capital through disciplined balance sheet management
Near-term Objectives
Improve profitability of existing hotels through a focused asset management and capital expenditure program
Enhance corporate credit statistics through a measured and deliberate approach to balance sheet management
Increase portfolio size and quality through disciplined acquisitions
Improve communications and accessibility to investors through frequent conference calls and investor meetings
Build a top-quality “talent-based” organization by selectively adding industry professionals who will complement the proven strengths of the existing team

• Chairman since October 26, 2004; Co-Chairman since March 19, 2007
• Chairman of Wolff Urban Management, Inc. since 1980 and also CEO. Wolff Urban Management,
Inc. is a real estate acquisition, investment, development and management firm.
• Co-founder of Maritz, Wolff & Co., a privately-held hotel investment group that owns top-tier luxury hotels
• Chairman and CEO of Wolff Urban Development, LLC, a private real estate and select business investment opportunity organization that invests in and develops commercial urban real estate, professional sports activities, luxury hotel and resort properties, hotel management companies and hospitality related assets
• Former Director of Maguire Properties, Inc.
• Former Co-Chairman of Fairmont Hotels & Resorts
• Co-owner of the Oakland Athletics (MLB) and the San Jose Earthquakes (MLS)
• Holds a B.A. in Business Administration from the University of Wisconsin, Madison and an M.B.A.
from Washington University in St. Louis, Missouri
Board of Directors
Lewis N. Wolff
Co-Chairman

• Founded predecessor companies in 1988 and served as CEO through October 2007
• Acquired 122 hotels with over 20,000 rooms and disposed of 79 hotels during the 22-year period while
CEO
• Built 7 ground-up hotels including the JW Marriott Cherry Creek
• Oversaw approximately $500 million of renovations and brand conversions
• Grew Sunstone from 10 to 59 hotels in 2004
• Acquired four major portfolios from 1997 – 2005: 23 hotels for $335 million in 1997, 10 hotels for $135 million in 2000, 14 hotels for $400 million in 2002, and 6 hotels for over $600 million in 2005
• Owner of hotels since 1976
• Former president of the Holiday Inn Franchise Association
• Former member of the Marriott Franchise Board
• Former Chairman of the Governmental Affairs Committee of the American Hotel & Lodging Association
• Holds a B.S. in Hotel Administration from the Cornell School of Hotel Administration
Board of Directors
Robert A. Alter
Founder and Executive Chairman

Marriott Portland
Embassy Suites Chicago
Marriott Boston-Long Wharf
Doubletree Times Square
Hilton Times Square
Fairmont Newport Beach
Marriott Philadelphia West
Renaissance Baltimore-Harborplace
Marriott Del Mar
Renaissance Washington DC
Renaissance Orlando-Sea World
The Royal Palm, South Beach

SUNSTONE HOTEL INVESTORS

5 Sunstone Portfolio West Coast Revenue: 25% NY/Bos/Phil Revenue: 30% Baltimore/DC Revenue: 18% Chicago/Rochester Revenue: 9% Other Revenue: 18% 82% of 2010 Revenue from Primary Coastal Markets

6 Sunstone Portfolio Hilton Times Square Marriott Boston Long Wharf Renaissance Washington D.C. Fairmont Newport Beach Royal Palm South Beach Doubletree Guest Suites Times Square

Fairmont
HOTELS & RESORTS
HYATT
STARWOOD
HOTELS & RESORTS WORLDWIDE, INC.
3%
4%
2%
8%
26%
57%
Hilton
Marriott

SUNSTONE HOTEL INVESTORS

7 Sunstone Portfolio Brand Concentration (by 2010 total revenue) Independent

HYATT REGENCY CENTURY PLAZA

SUNSTONE HOTEL INVESTORS

Proven Approach To Portfolio Management
Hotel acquired September 2005 for $293 million ($404k per key)
Developed comprehensive business plan that included:
$38 million renovation
All rooms
Addition of X-Bar lounge
Addition of Equinox health club
Repositioned the hotel to maximize its appeal to both group and business travelers in light of re-emergence of Century City as the premier entertainment business district
Rebranded to Hyatt
Received $27 million of yield support from Hyatt
Tripled annual EBITDA during ownership period
Sold May 2008 for $366.5 million ($504k per key) 18.6x trailing EBITDA
(1)
The combination of a well planned renovation, creative asset management and meaningful yield support from Hyatt enabled Sunstone to realize total internal rate of return of approximately
19%
(1)
(1) As reported in press release dated June 2, 2008. See reconciliation to net income in press release dated June 2, 2008.
Hyatt Regency Century Plaza Case Study
Significant stockholder value created through Sunstone’s execution of a proven Renovate, Reposition,
Rebrand investment strategy.

The Royal Palm
World-class asset in prime location
1.9-acres of beachfront real estate in the heart of South Beach
409 guest rooms: two-thirds have ocean views,  one-third are suites
Proximity to dining, shopping, entertainment, and the Miami Beach convention center
Attractive market fundamentals
As of June 2010, Miami has recorded the fourth strongest RevPAR of the top 25 US markets according to STR
Also as of August 2010, Miami has recorded 10.4% RevPAR growth according to STR
New supply is limited
Value-add opportunity
Rebranding opportunity – few institutional assets of this scale / quality
Comprehensive renovation and repositioning program
Renovation would improve guestrooms, F&B spaces, and exterior and public spaces
10,000 sq ft. prime Collins Avenue frontage - currently vacant
3 towers allow for staging of renovation
Discount to replacement cost
$286,000 per key acquisition cost for prime South Beach address
Recent comps $650,000 - $700,000 per room
Long-term benefits to portfolio and credit profile
Grows Sunstone’s asset base without increasing indebtedness
Consistent with our core strengths
Sunstone’s Renovate, Reposition, Rebrand strategy is proven
Hyatt Century Plaza success

Sunstone RevPAR & EBITDA / key
RevPAR
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
EBITDA / key
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2004
2005
2006
2007
2008
2009
2010

Current Portfolio & Financial Information
SHO Historical Stats / Performance
2004
(1)
2005
(1)
2006
(1)
2007
(1)
2008
(1)
2009
(1)
2010
(2)
Number of Hotels 54 62 51 46 44 38 32
Number of Rooms 13,183 18,069 16,717 16,085 15,029 13,199 12,182
Rooms/Hotel 244 291 328 350 342 347 381
Comparable RevPAR $69.38 $84.22 $105.11 $120.15 $119.18 $102.09 $111.27
Total Revenue
(in millions)
$489.6 $651.1 $903.1 $1,056.7 $969.2 $717.8 $707.4
Adjusted EBITDA
(in millions)
$120.3 $167.4 $252.1 $310.1 $285.1 $168.6 $161.9
Adjusted EBITDA per key $9,125 $9,269 $15,080 $19,279 $18,970 $12,774 $13,287
Valuation
Market Value of Equity $717,297 $1,386,706 $1,551,947 $1,085,218 $300,171 $872,059 $1,215,009
Debt $712,461 $1,181,178 $1,499,828 $1,722,151 $1,712,765 $1,145,139 $1,415,600
Total Enterprise Value $1,394,858 $2,717,333 $3,298,996 $3,016,207 $2,113,086 $1,934,848 $2,651,859
Debt to TEV 51% 43% 45% 57% 81% 59% 53%
(1) As reported on earnings releases dated 2/22/05, 2/15/06, 2/7/07,  2/21/08, 2/12/09, and 2/23/10, respectively.
(2) Reflects year-to-date adjusted EBITDA as of 09/30/10 plus the midpoint of fourth quarter guidance as reported on earnings release dated 1/13/11 and
Doubletree Guest Suites Times Square 2010 prior  ownership data.

Annual Debt Maturity Schedule
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
303.3
65.0
231.2
270.5
251.0
294.6
2011
2012
2013
2014
2015
2016
2017
2018
2019 &
Beyond

Current Portfolio & Financial Information
Average weighted debt maturity: 6.0 years
Average weighted interest rate: 4.72%
Assumed debt associated with Doubletree Guest Suites Times Square of approximately $270.0 million to be refinanced during 2011.

9.00x
8.50x
8.00x
7.50x
7.00x
6.50x
6.00x
5.50x
5.00x
4.50x
4.00x
2.20x
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
2007
2008
2009
2010 Pro-forma
Mid-2012 Target
Debt to EBITDA
Fixed Charge Coverage Ratio

SUNSTONE HOTEL INVESTORS

Near Term Objectives: Enhance Corporate Credit Statistics
Improving credit story
Focus is on measured improvement of credit statistics through portfolio growth
Minimal dilution
Structure transactions with higher equity weighting
Long-term focus - build strength, flexibility, and positioning over the next few years
Position Sunstone to capitalize on opportunities during the next cyclical trough
Credit targets
18-month: 1.65x Fixed Charge Coverage, 6.0x Debt to EBITDA
As reported in Compliance Certificates to Revolving Credit Agreement s dated 3/18/08, 2/20/09, 11/13/09, and 1/10/11, respectively.

Primary focus is toward driving rate
Weekly revenue management reviews with all operators
Benchmark hotels using a sophisticated business intelligence system
Roll out beverage cost reduction program throughout portfolio
Average of 300 basis point reduction in beverage cost
Continue menu-maximization effort
Combination of restaurants and bars to Gastro-Bar concept
Continue investing in energy management systems
Energy investments between 2008-2010 of $4 million with 35% IRR
Retro-commissioning/full plant replacements
Continue enhancing charge for parking technology
Parking margin has improved from 55% to 75% with new technology and elimination of vendors
Optimize laundry efficiency
Recently outsourced laundry operations have eliminated the need for over
$2 million in capital investments and reduced operating expenses by $500k
Near Term Objectives: Improve Profitability of Existing Hotels

- ✓
- ✓

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			✓	✓		✓	✓
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SUNSTONE HOTEL INVESTORS

Near Term Objectives: Improve Profitability of Existing Hotels
Hotel Budget Timing
Scope of Work
Guestrooms
Guest
Bathrooms Lobby
Meeting
Spaces Exterior
Royal Palm Miami
Beach
$43.1 million Q4 2010 – 2013
Embassy Suites
Chicago
$12.3 million Q3 2010 – Q1 2011
Marriott Boston
Long Wharf
$18.9 million Q4 2010 – 2011
Marriott Houston $10.2 million Q3 2010 – 2011
Renaissance
Washington DC
$30.4 million Q4 2010 – 2012
Marriott Quincy $6.7 million Q4 2010 – 2011
Renaissance
Orlando
$9.8 million Q3 2010 – 2011
* **
Kahler Grand
Rochester
$8.9 million Q4 2010 – 2011
***
Hilton Houston $7.2 million Q3 2010 – 2011
Marriott Tysons
Corner
$6.6 million Q4 2010 – 2011
Marriott Rochester $5.7 million Q4 2010 – 2011
*64 Executive King Suites
** Creation of a half-acre aquatic playground and a separate 10,000 sq. ft. function lawn
*** 55 Deluxe Rooms
Focused renovation program
Re-evaluated all 2011 – 2013 projects by their short- and long-term potential to generate incremental EBITDA
Executing on revised 2011 CapEx plan with focus on minimizing displacement

15 Near Term Objectives: Improve Profitability of Existing Hotels Marriott Boston Long Wharf Lobby Rendering

16 Marriott Tysons Corner Guestroom Rendering Near Term Objectives: Improve Profitability of Existing Hotels

17 Renaissance Long Beach Lobby Renovation Near Term Objectives: Improve Profitability of Existing Hotels

18 Near Term Objectives: Improve Profitability of Existing Hotels Renaissance Washington DC Before Lobby Renovation

19 Near Term Objectives: Improve Profitability of Existing Hotels Renaissance Washington DC After Lobby Renovation

20 Near Term Objectives: Improve Profitability of Existing Hotels Renaissance Washington DC After Lobby Renovation

BEAUTY AND BEAST
DOUBLETREE
GUEST SUITES

SUNSTONE
HOTEL INVESTORS

Near-term Objectives: Increase Portfolio Size and Quality
Early phase of potentially
prolonged cyclical recovery
Objective is to meaningfully
increase the size and quality of
Sunstone’s portfolio over the
next several years
Better visibility
Improved access to capital
Enhanced total returns
Focused on disciplined
acquisitions of institutional
quality hotels
$100+ RevPAR
350+ keys
Top-25 US gateway markets
Upper-upscale in quality
Discount to replacement cost

22
Near-term Objectives: Increase Portfolio Size and Quality
2010 Pro-Forma
Sunstone 31-Hotel
Portfolio (1) (2)
Doubletree Guest
Suites Times
Square (3)
Pro-Forma 32-
Hotel Portfolio
No. Keys 11,722 460 12,182
No. Hotels 31 1 32
Avg. Rooms per Hotel 378 460 381
Occupancy 69.6% 93.5% 70.5%
ADR $149.11 $323.17 $157.83
RevPAR $103.78 $302.25 $111.27
Adjusted EBITDA (in millions)
$142.4 $19.5 $161.9
Adjusted EBITDA per key $12,148 $42,391 $13,290
(1) Room statistics reflect current estimate.
(2) Adjusted EBITDA reflects year-to-date as of September 30, 2010 and midpoint of guidance as provided on 11/4/10.
(3) Reflects 2010 estimate.
Doubletree Guest Suites Times Square Acquisition
Top quality asset
Exceptional location
Discount valuation
Meaningful potential synergies
with Hilton Times Square

Communications
Maximize accessibility to senior management team
Continue inter-quarter update calls
Clearly articulate major initiatives
Continue to communicate what we have done rather than what we will do
Team
Build on Sunstone’s “Talent Based” organization
Add one or more industry leaders into key roles
Complement skills of existing team
Enhance team cohesion and stability
Improve ability to execute on value adding transactions
More results, more fun, less drama
Near Term Objectives: Improve Communication & Enhance Team

Sunstone Organizational Structure
Ken Cruse
President
Marc Hoffman
EVP & COO
Bob Alter
Executive Chairman
TBD
CFO
Lindsay Monge
SVP – Treasury &
Administration
TBD
SVP –Acquisitions
Guy Lindsey
SVP – Design &
Construction
Bryan Giglia
SVP - Finance
Building a talent-based organization

Sunstone Valuation – Illustrative Scenarios
Based on Company Assumptions - Actual Results May Differ
RevPAR 111.37 $
Keys 12,182
Debt 1,415.6
Cash (255.0)
Net Debt 1,160.6
Pref 276.3
Shares 117.6
Share Price 10.50 $
Common Equity 1,234.80 $
TEV 2,671.7
Adjusted EBITDA 161.9
Adjusted EBITDA Multiple 16.5x
TEV / Key 219,311 $
1.38 $
Implied TEV / Key change with $1.00 increase in stock price 9,654 $
Estimated minimum replacement cost
(3)
300,000 $
Implied stock price at estimated minimum replacement cost 18.86 $
(1) RevPAR reflects the pro forma comparable 31-hotel porfolio RevPAR, including prior ownership periods for the Doubletree Guest Suites Times Square.
Adjusted EBITDA reflects year-to-date as of 9/30/10 plus the midpoint of guidance provided on 11/14/10 and the full-year 2010 EBITDA for the
Doubletree Guest Suites Times Square, including prior ownership.
(2) Represents current renovation budget and implied Adjusted EBITDA calculated using a 14.0x multiple and total investment of $124.4M.
(3) Based on internal estimates and may not reflect actual replacement cost.
Base
(1)
Implied stock price change with 1.0x increase in Adjusted EBITDA
Multiple

Investment Thesis
Attractively valued compared to peers
Currently trading at approximately $219k / key ($9.7k / key = approx.
$1.00 per share)
Strong liquidity and access to inexpensive capital
Substantial unrestricted cash balance, undrawn revolver
Levered to the recovery
Primarily fixed-rated debt with well-staggered maturities
Clear objectives, simple strategy:
Improve profitability of existing hotels
through a focused asset
management and capital expenditure program
Enhance corporate credit statistics
through a measured and deliberate
approach to balance sheet management
Increase portfolio size and quality
through disciplined acquisitions
Improve communications
and accessibility to investors through frequent
conference calls and investor meetings
Build a top-quality “talent based” organization
by selectively adding
industry professionals to complement the strengths of the existing team

Sunstone 32-Hotel Portfolio
Hotel City State
Chain Scale
Segment (1)
Service
Category
Rooms
Manager
Marriott Boston Massachusetts Upper Upscale Full Service 412 Marriott
Marriott
Del Mar California Upper Upscale Full Service 284 Marriott
Marriott
Houston Texas Upper Upscale Full Service 390 Interstate SHP
Marriott Park City Utah Upper Upscale Full Service 199 Interstate SHP
Marriott Philadelphia Pennsylvania Upper Upscale Full Service 289 Marriott
Marriott Portland Oregon Upper Upscale Full Service 249 Interstate SHP
Marriott
Quincy Massachusetts Upper Upscale Full Service 464 Marriott
Marriott
Rochester Minnesota Upper Upscale Full Service 203 Interstate SHP
Marriott Troy Michigan Upper Upscale Full Service 350 Marriott
Marriott Tysons Corner Virginia Upper Upscale Full Service 396 Marriott
Courtyard by Marriott Los Angeles California Upscale Select Service 179 Interstate SHP
Renaissance Harborplace
Baltimore Maryland Upper Upscale Full Service 622 Marriott
Renaissance Los Angeles Airport Los Angeles California Upper Upscale Full Service 499 Marriott
Renaissance Long Beach Long Beach California Upper Upscale Full Service 374 Marriott
Renaissance Orlando at SeaWorld® Orlando Florida Upper Upscale Full Service 781 Marriott
Renaissance Washington D.C.
Washington, D.C. District of Columbia Upper Upscale Full Service 807 Marriott
Renaissance Westchester White Plains New York Upper Upscale Full Service 347 Marriott
Residence Inn by Marriott Rochester Minnesota Upscale Extended Stay 89 Interstate SHP
Fairmont
Newport Beach California Luxury Full Service 444 Fairmont
Hilton
Del Mar California Upper Upscale Full Service 257 Sage
Hilton Houston Texas Upper Upscale Full Service 480 Interstate SHP
Hilton Times Square New York Upper Upscale Full Service 460 Interstate SHP
Doubletree Minneapolis Minnesota Upscale Full Service 229 Interstate SHP
Doubletree
Times Square New York Upscale Full Service 460 Highgate
Embassy Suites
Chicago Illinois Upper Upscale Extended Stay 367 Davidson
Embassy Suites La Jolla California Upper Upscale Extended Stay 340 Hilton
Hyatt Regency Newport Beach California Upper Upscale Full Service 403 Hyatt
Sheraton Cerritos California Upper Upscale Full Service 203 Interstate SHP
Independent—Valley River Inn
Eugene Oregon Upscale Full Service 257 Interstate SHP
Independent—Kahler Inn & Suites
Rochester Minnesota Midscale with F/B Extended Stay 271 Interstate SHP
Independent—The Kahler Grand Rochester Minnesota Upscale Full Service 668 Interstate SHP
Independent—Royal Palm Miami Beach Florida Upscale Full Service 409 Denihan
Total number of rooms 12,182